UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2024, the Company issued a press release regarding its financial results for the three months ended March 31, 2024 (the “May 10th Press Release”). A copy of the May 10th Press Release was furnished as Exhibit 99.1 to a Form 8-K also dated May 10, 2024.

In the May 10th Press Release, the Company indicated, in the table entitled “Portfolio” that the Company owned five Multi-Tenant Assets as of March 31, 2024. As noted in the second bullet of the section of the May 10th Press Release titled “Sale Highlights”, one of those assets was sold subsequent to quarter end. Therefore, as of May 10, 2024, the Company owned four Multi-Tenant Assets. Additionally, the Company indicated in the fourth bullet of the “Sale Highlights” section, that the Company had accepted an offer and was negotiating a definitive purchase and sale agreement for $24.0 million for one Multi-Tenant Asset. As such, as of May 10, 2024 there were three Multi-Tenant Assets that did not have accepted offers.

The May 10th Press Release indicated in the section titled “Future Sales Projections” that one of those three remaining Multi-Tenant Assets was in a Gateway Market. Therefore, the May 10th Press Release should have indicated in the “Future Sales Projection” section that there were two Multi-Tenant Assets in Primary Markets, not three, as the third asset was the asset included in the “Sale Highlights” section as having an accepted offer and in negotiation of a definitive purchase and sale agreement as referenced above.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K/A, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Matthew Fernand
Chief Legal Officer

Date: May 24, 2024